Background and General Information	12 Months Ended
Dec. 31, 2021
General Information About Financial Statements [Abstract]
Background and General Information	Background and general information
Telefónica, S.A. and its subsidiaries and investees (hereinafter also referred to as Telefónica, the Company, the Telefónica Group or the Group) make up an integrated and diversified telecommunications group operating mainly in Europe and Latin America. The Group’s activity is centered around services of fixed and wireless telephony, broadband, Internet, data traffic, Pay TV and other digital services.
The parent company of the Group is Telefónica, S.A., a public limited company incorporated on April 19, 1924 for an indefinite period. Its registered office is at calle Gran Vía 28, Madrid (Spain).
Appendix I lists the main companies composing the Telefónica Group, their corporate purpose, country, functional currency, share capital, the Group’s effective shareholding and their method of consolidation.
As a multinational telecommunications company which operates in regulated markets, the Group is subject to different laws and regulations in each of the jurisdictions in which it operates, pursuant to which permits, concessions or licenses must be obtained in certain circumstances to provide the various services. In addition, certain fixed and wireless telephony services are provided under regulated rate and price systems. Key regulatory issues, and concessions and licenses held by the Telefónica Group are detailed in Appendix VI.
The accompanying consolidated financial statements for the year ended December 31, 2021 were approved by the Company’s Board of Directors at its meeting on February 23, 2022 for submission for approval at the General Shareholders’ Meeting, which is expected to occur without modification.